iShares®
iShares Trust
Supplement dated May 1, 2023 (the “Supplement”)
to the Summary Prospectus and the
Prospectus, each dated December 29, 2022, and
the Statement of Additional Information (the “SAI”),
dated December 29, 2022 (as revised April 10, 2023),
for the iShares MSCI China Multisector Tech ETF (TCHI) (the “Fund”)
The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.
On or around May 31, 2023, MSCI, Inc., the Fund’s index provider, will implement certain changes to the MSCI China Technology Sub‑Industries Select Capped Index (the “Underlying Index”) as a result of recent revisions to the Global Industry Classification Standard (“GICS”) framework. The changes will affect the methodology of, and the constituents included in, the Underlying Index.
Change in the Fund’s “Principal Investment Strategies”
The first three paragraphs of the section of the Summary Prospectus and the Prospectus entitled “Principal Investment Strategies” will be deleted in their entirety and replaced with the following:
The Fund seeks to track the investment results of the MSCI China Technology Sub‑Industries Select Capped Index (the “Underlying Index”), which is designed to measure the investment performance of the stocks of large- and mid‑capitalization Chinese companies that provide technology products and/or technology-related services within certain sectors, as determined by MSCI, Inc. (the “Index Provider” or “MSCI”). The Underlying Index is a subset of the MSCI China Index (the “Parent Index”), which is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of equity securities in the top 85% of market capitalization of the Chinese equity securities markets. The Parent Index includes Chinese equity securities known as A‑shares, H‑shares, B‑shares, Red‑Chips and P‑Chips, as well as equity securities issued by Chinese companies listed outside of China (e.g., American Depositary Receipts). As of August 31, 2022, large- and mid‑capitalization A‑shares are weighted in the Parent Index at 20% of their free float-adjusted market capitalization.
The Underlying Index is constructed by selecting the constituents of the Parent Index belonging to 26 technology-related GICS sub‑industries (as identified by the Index Provider) across the following sectors: communication services, consumer discretionary, financials, health care, industrials and information technology. At each quarterly review of the Underlying Index, the selected securities are weighted in proportion to their free float market capitalization available to investors outside of China. The weight of any single “group entity” is capped at 4% of the Underlying Index. A group entity is a group of companies that operate as an affiliated corporate group but may separately issue listed securities. To determine “group entities,” MSCI analyzes financial accounts of listed companies holding stakes of 20% or more in other listed companies to determine whether these stakes are controlling in nature. In certain cases, even in the absence of consolidated accounts, MSCI may consider two companies as belonging to the same group entity where there is reasonable evidence of control based on other information.
The Underlying Index is rebalanced on a quarterly basis. As of April 21, 2023, there were 181 companies in the Underlying Index, and a significant portion of the Underlying Index was represented by securities of companies in the communication services, consumer discretionary and technology industries or sectors. The components of the Underlying Index are likely to change over time.
Change in the Fund’s “Construction and Maintenance of the Underlying Indexes”
The “Index Description” portion of the section entitled “MSCI China Technology Sub‑Industries Select Capped Index” on page 50 of the SAI will be deleted in its entirety and replaced with the following:
Index Description. The MSCI China Technology Sub‑Industries Select Capped Index (the “Underlying Index”) aims to reflect the investment performance of the stocks of large- and mid‑capitalization Chinese companies that provide technology products and/or technology-related services within certain sectors, as determined by MSCI, Inc. (the “Index Provider” or “MSCI”). The Underlying Index is a subset of the MSCI China Index (the “Parent Index”), which is a free float-adjusted market capitalization-weighted index designed to measure the performance of equity securities in the top 85% of market capitalization of the Chinese equity securities markets.
Securities eligible for inclusion in the Parent Index and the Underlying Index are H‑shares, which are securities of companies incorporated in the People’s Republic of China (“PRC”) that are denominated in Hong Kong dollars and listed on the Stock Exchange of Hong Kong; B‑shares, which are securities of companies incorporated in the PRC that are denominated in U.S. dollars (in the case of the Shanghai Stock Exchange (“SSE”)) or Hong Kong dollars (in the case of the Shenzhen Stock Exchange (“SZSE”)) and listed on the SSE and the SZSE; Hong Kong-listed securities known as Red‑Chips, which are issued by companies that are incorporated in certain foreign jurisdictions, that are controlled, directly or indirectly, by entities owned by the national government or local governments in the PRC and that derive substantial revenues or allocate substantial assets in the PRC; P‑Chips, which are issued by companies that are incorporated in certain foreign jurisdictions, that are controlled, directly or indirectly, by individuals in the PRC and that derive substantial revenues or allocate substantial assets in the PRC; A‑shares, which are securities of companies incorporated in the PRC that are denominated in renminbi and listed on the SSE and the SZSE; and equity securities issued by Chinese companies listed outside of China (e.g., American Depositary Receipts). As of August 31, 2022, large- and mid‑capitalization A‑shares are weighted in the Parent Index at 20% of their free float-adjusted market capitalization.

The Underlying Index is constructed by selecting the constituents of the Parent Index belonging to 26 technology-related GICS sub‑industries (as identified by the Index Provider) across the communication services, consumer discretionary, financials, health care, industrials and information technology sectors, as shown below:

∎	Communication services sub‑industries: interactive home entertainment and interactive media and services

∎
Consumer discretionary sub‑industries: broadline retail (provided that at least 50% of the company’s revenue derives from business segments mapped to the Standard Industrial Classification code “catalog and mail-order houses,” which identifies retailers that derive a substantial portion of their revenue online), computer and electronics retail, consumer electronics, education services, household appliances, movies and entertainment, and publishing

∎	Financials sub‑industries: consumer finance and financial exchanges and data

∎	Health care sub‑industry: health care technology

∎	Industrials sub‑industry: industrial machinery

∎
Information technology sub‑industries: application software, communications equipment, electrical components and equipment, electronic components, electronic equipment and instruments, electronic manufacturing services, Internet services and infrastructure, IT consulting and other services, semiconductor equipment, semiconductors, systems software, technology distributors, and technology hardware, storage and peripherals

If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

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IS-A-SUPP-TCHI-0523

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